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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS CONSENT


     We have issued our report dated June 29, 2000 accompanying the consolidated financial statements of Omnis Technology Corporation included in the annual report on Form 10-KSB/A for the year ended March 31, 2000 which is incorporated by reference in this Registration Statement. We consent to the incorporation by reference in the Registration Statement of the aforementioned report on Form S-8.


                                              /s/ Grant Thornton
                                              -----------------------------
                                              GRANT THORNTON LLP
                                              San Francisco, California

November 29, 2000